Exhibit 99.2

This Statement on Form 5 is filed by:  (i) Apollo Management VI, L.P., (ii) AIF VI Management, LLC, (iii) Apollo Management, L.P., (iv) Apollo Management GP, LLC, (v) Apollo Management Holdings, L.P. and (vi) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management VI, L.P.

Statement for Issuer’s Fiscal Year Ended:  December 31, 2011

Issuer Name and Ticker or Trading Symbol:  Noranda Aluminum Holding Corp [NOR]

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President